                                                           EXHIBIT 10.54



================================================================================

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                          Dated as of November 27, 1996

                                      Among

                             AMERICAN SKIING COMPANY
                         SUNDAY RIVER SKIWAY CORPORATION
                                SUNDAY RIVER LTD.
                               PERFECT TURN, INC.
                        SUNDAY RIVER TRANSPORTATION INC.
                                LBO HOLDING, INC.
                                 CRANMORE, INC.
                         SUGARBUSH RESORT HOLDINGS INC.
                            SUGARBUSH LEASING COMPANY
                           SUGARBUSH RESTAURANTS, INC.
                       MOUNTAIN WASTEWATER TREATMENT, INC.
                                   S-K-I LTD.
                                KILLINGTON, LTD.
                                 MOUNT SNOW LTD.
                         WATERVILLE VALLEY SKI AREA LTD.
                        PICO SKI AREA MANAGEMENT COMPANY
                         RESORTS SOFTWARE SERVICES, INC.
                          KILLINGTON RESTAURANTS, INC.
                            RESORT TECHNOLOGIES, INC.
                             DOVER RESTAURANTS, INC.
                           DEERFIELD OPERATING COMPANY
                         SUGARLOAF MOUNTAIN CORPORATION
                                  MOUNTAINSIDE
                                    SUGARTECH
                                  the Borrowers

                                       and

                               FLEET NATIONAL BANK
                        THE FIRST NATIONAL BANK OF BOSTON
                                KEYBANK OF MAINE
                                    the Banks

                                       and

                          FLEET NATIONAL BANK, AS AGENT
                                    the Agent

================================================================================

                      FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT is entered into as of November 27, 1996 by and among AMERICAN SKIING COMPANY, SUNDAY RIVER SKIWAY CORPORATION, SUNDAY RIVER LTD., PERFECT TURN, INC., SUNDAY RIVER TRANSPORTATION INC., LBO HOLDING, INC., CRANMORE, INC., SUGARBUSH RESORT HOLDINGS INC., SUGARBUSH LEASING COMPANY, SUGARBUSH RESTAURANTS, INC., MOUNTAIN WASTEWATER TREATMENT, INC., S-K-I LTD., KILLINGTON, LTD., MOUNT SNOW LTD., WATERVILLE VALLEY SKI AREA LTD., PICO SKI AREA MANAGEMENT COMPANY, RESORTS SOFTWARE SERVICES, INC., KILLINGTON RESTAURANTS, INC., RESORT TECHNOLOGIES, INC., DOVER RESTAURANTS, INC., DEERFIELD OPERATING COMPANY, SUGARLOAF MOUNTAIN CORPORATION, MOUNTAINSIDE and SUGARTECH (each a "Borrower" and collectively the "Borrowers"), FLEET NATIONAL BANK, THE FIRST NATIONAL BANK OF BOSTON and KEYBANK OF MAINE as the Banks parties to the Credit Agreement referred to below (the "Lenders"), and FLEET NATIONAL BANK, as Agent (the "Agent") under the Credit Agreement referred to below.

                                   Recitals

      The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of June 28, 1996, as supplemented by a Joinder dated as of August 30, 1996 (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. Pursuant to the Divestiture Consent Decree, American Ski has entered into an agreement to sell all of the assets comprising the Mt. Cranmore and Waterville Valley Ski Resorts and desires to release the assets of Cranmore and Waterville from the Collateral held by the Agent. American Ski also desires, through Pico, to acquire the real and personal property used in the operation of the Pico Mountain Ski Resort, including certain capital stock of Upland Water Company, Inc. and certain capital stock and wastewater disposal units issued by Alpine Pipeline Company. The Borrower also desire to amend the Credit Agreement in certain other respects. The Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 7, the Borrower, the Lenders and the Agent hereby agree as follows:

      Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

            (a) The definition of "Maximum Revolving Credit Agreement" is hereby deleted in its entirety and a new definition substituted therefor as follows:

                  "Maximum Revolving Credit Amount" shall mean as of any date of determination, the lesser of

                  (a)(i)(A) $65,000,000 from November 27, 1996 through January 15, 1997, (B) $57,500,000 from January 16, 1997 through June
                  30, 1999, (C) $50,000,000 from July 1, 1999 through June 30,
                  2000, and (D) $42,500,000 from July 1, 2000 through maturity, less (ii) in each case the Asset Sale Reserve, or (b) the amount to which the Maximum Revolving Credit Amount may have been reduced pursuant to Section 2.10 or Section 2.15 hereof; provided that if the obligation of the Lenders to make further Loans is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0.

            (b) The definition of "Security Agreements" is hereby amended by adding the following new paragraphs (h), (i), (j) and (k) at the end thereof:

                        (h) The Security Agreement; the Fee and Leasehold
                  Mortgage, Assignment of Rents and Security Agreement; the Collateral Assignment of Leases and Rents; the Trademark and Tradename Security Agreements; and the Assignment of Licenses, Contracts and Permits; each dated as of August 30, 1996 pursuant to which Sugarloaf, Mountainside and Sugartech granted to the Agent a first perfected lien on and security interest in all of its assets.

                        (i) The Fee and Leasehold Mortgage, Assignment of Leases
                  and Rents, Financing Statement and Security Agreement, each dated October 15, 1996 pursuant to which Sugarloaf granted to the Agent a first perfected lien on and security interest in the assets described therein.

                        (j) The Fee and Leasehold Mortgage, Assignment of Rents
                  and Security Agreement; the Collateral Assignment of Leases and Rents; and the Assignment of Licenses, Contracts and Permits, each of even date with the First Amendment pursuant to which Pico has granted the Agent a first perfected lien on and security interest in the assets described therein.

                        (k) All other security agreements, pledge agreements,
                  mortgages, assignments and other instruments by which one or more Borrowers grants or pledges to the Agent a lien on, security interest in, or pledge or mortgage or assignment of any of its assets.

            (c) New definitions of "Alpine Pipeline," "Asset Sale Permanent Reduction Date", "Asset Sale Reserve", "Booth Creek Acquisition Agreement," "Booth Creek Note," "First Amendment," "Mountainside," "Pico Acquisition Agreement," "Pico Assets," "Pico Mortgage," "Sugartech," and "Upland Water" shall be added in alphabetical order, as follows:

                        "Alpine Pipeline" shall mean Alpine Pipeline Company, a
                  Vermont corporation.

                        "Asset Sale Permanent Reduction Date" shall mean the
                  date on or before November 21, 1997 on which the Borrowers permanently reduce the Maximum Revolving Credit Amount pursuant to Section 2.10(b).

                        "Asset Sale Reserve" shall mean (a) $6,500,000 from
                  November 27, 1996 through December 31, 1996, and (b) $7,500,000 from January 1, 1997 through the Asset Sale Permanent Reduction Date.

                        "Booth Creek Acquisition Agreement" means the Purchase
                  and Sale Agreement dated as of August 30, 1996 by and among American Ski, Waterville, Cranmore and Booth Creek Ski Acquisition Corp.

                        "Booth Creek Note" shall mean the promissory note of
                  Booth Creek Acquisition Corp. to the order of American Ski in the original principal amount of $2,750,000 issued pursuant to the Booth Creek Acquisition Agreement.

                        "First Amendment" shall mean the First Amendment to
                  Credit Agreement among the Borrowers, the Lenders and the Agent dated as of November 27, 1996.

                        "Mountainside" shall mean Mountainside, a Maine
                  corporation.

                        "Pico Assets" shall mean the real, personal and
                  intangible property to be purchased by Pico pursuant to the Pico Acquisition Agreement.

                        "Pico Mortgage" shall mean the Fee and Leasehold
                  Mortgage, Assignment of Leases and Rents, Financing Statement and Security Agreement of even date with the First Amendment executed by Pico in favor of the Agent and encumbering the Pico Assets.

                        "Pico Acquisition Agreement" shall mean the Purchase and
                  Sale Agreement dated as of October 16, 1996 by and between Sherburne Pass Mountain Properties, LLC, Pico Mountain Sports Center, LLC, Pico Mountain Operating Company, LLC, Harold L. and Edith Herbert and Pico.

                        "Sugartech" shall mean Sugartech, a Maine
                  corporation.

                        "Upland Water" shall mean Upland Water Company, Inc., a
                  Vermont corporation.

      Section 2. Release of Assets of Cranmore and Waterville; Release of Otten Guaranty; Mandatory Permanent Reduction.

      (a) The Agent and the Lenders hereby release all Collateral consisting of the assets of Cranmore and Waterville to be conveyed pursuant to the Booth Creek Acquisition Agreement. On request of American Ski, the Agent will execute any confirmatory releases, discharges and terminations as may be necessary to confirm such releases of record. The Agent and the Lenders hereby further release Leslie B. Otten from all obligations under the Otten Guaranty and acknowledge and agree that the Otten Guaranty is hereby terminated.

      (b) Article 2 of the Credit Agreement is hereby amended by deleting
Section 2.10 thereof in its entirety and substituting therefor the following:

            Section 2.10 Reduction of Commitment by the Borrowers.

                  (a) The Borrowers at their option may, at any time and from time to time, (i) irrevocably reduce in part (in integral multiples of $1,000,000) the unused portion of the Available Revolving Credit Amount or (ii) terminate the entire unused portion of the Available Revolving Credit Amount, in each case on not less than five (5) Business Days' prior written notice to the Agent and upon payment of any amounts due under Section 4.2. No such reduction may be reinstated by the Borrowers.

                  (b) On or before November 21, 1997, the Borrower shall permanently reduce the amounts set forth in clauses (a)(i)(A),
            (a)(i)(B), (a)(i)(C) and (a)(i)(D) of the definition of Maximum Revolving Credit Amount by the amount of the Asset Sale Reserve; provided, however, that American Ski will not be required to make such permanent reductions if (i) American Ski is not required to permanently reduce such amounts pursuant to the provisions of the Senior Subordinated Notes Indenture and the Junior Subordinated Notes Indenture and (ii) the Banks consent thereto in writing.

      Section 3.  Amendment of Covenants.

                  (a) Article 6 of the Credit Agreement is hereby amended by adding a new Section 6.14 at the end thereof as follows:

                        6.14 Notices under Booth Creek Acquisition Agreement and
                  Pico Acquisition Agreements. American Ski will provide the Agent copies of all written notices given or received by American Ski, Waterville or Cranmore under the Booth Creek Acquisition Agreement or by Pico under the Pico Acquisition Agreement at the time given or promptly following receipt thereof.

            (b) Section 8.5 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting therefor the following:

                  The sale of the assets of Cranmore and Waterville pursuant to the terms thereof satisfies in full the requirements of the Divestiture Consent Decree.

            (c) Section 9.1 of the Credit Agreement is hereby amended by adding at the end thereof a new clause (i), as follows:

                        (i) Indebtedness of Pico under the Pico Acquisition
                  Agreement in an aggregate amount not to exceed $3,350,000 plus $500,000 in consulting fees payable to the principals of the sellers of the Pico Assets.

            (d) Section 9.3 of the Credit Agreement is hereby amended by adding at the end thereof new clauses (g) and (h), as follows:

                        (g) An Investment consisting of the Booth Creek Note so
                  long as such note has been pledged as Collateral and delivered to the Agent.

                        (h) Investments consisting of Pico's ownership of (i)
                  2001 shares of the capital stock of Upland Water, constituting approximately 95% of the issued and outstanding capital stock thereof and (ii) 61 shares of the capital stock of Alpine Pipeline and all related wastewater disposal units, in each case so long as such Investments have been pledged as Collateral and delivered to the Agent.

      Section 4. Consent to Ski Resort Acquisition. The Agent and the Lenders hereby consent to Pico undertaking a Ski Resort Acquisition pursuant to the Pico Acquisition Agreement and hereby waive the restrictions of Section 9.6 of the Credit Agreement to permit such Ski Resort Acquisition.

      Section 5. Amendment of Schedule 5.4(a). Schedule 5.4(a) to the Credit Agreement is hereby deleted in its entirety and the new Schedule 5.4(a) attached hereto is substituted therefor.

      Section 6. Representations and Warranties. Article 5 of the Credit Agreement is hereby amended by adding at the end thereof a new Section 5.32, as follows:

                  Section 5.32. Sale of Mt. Cranmore and Waterville Valley;
            Acquisition of Pico. Attached as Exhibits A and B to the First Amendment, respectively, are true, complete and correct copies of the Booth Creek Acquisition Agreement and the Pico Acquisition Agreement, neither of which has been modified, amended or supplemented in any respect. On or about the date of the execution and delivery of the First Amendment, the sale of the assets comprising the Mt. Cranmore and Waterville Valley ski areas was consummated pursuant to the Booth Creek Acquisition Agreement. It is anticipated that the purchase of the assets comprising the Pico Mountain ski area will be consummated pursuant to the Pico Acquisition Agreement prior to December 15, 1996. As the holder of the shares of capital stock of Alpine Pipeline acquired under the Pico Acquisition Agreement, Pico has rights to access the Alpine Pipeline wastewater pipe for sewage disposal, consisting of 61

            "Equivalent Units" ("EUs") giving it the right to discharge 27,450 gallons per day of disposal capacity. Not more than 20 of these EUs, or not more than 9,000 gallons per day, is utilized by existing development at Pico. Pico will be entitled to use the remaining EUs to service development at Killington Mountain, subject to the receipt of state and local permits and approvals for the placement of pipe and pumping stations necessary to connect such development to Alpine Pipeline's pipe. In addition, Alpine Pipeline has approximately 368,000 gallons per day of excess disposal capacity currently committed from the City of Rutland (the "City") wastewater treatment plant. The City has substantial excess capacity and American Ski has met with the City concerning the possibility of allocating additional capacity to the Town of Sherburne and Alpine Pipeline Company for sale to Pico.

      Section 7. Effectiveness; Conditions to Effectiveness. This First Amendment to Credit Agreement shall become effective as of November 27, 1996 upon execution hereof by the Borrowers, the Lenders and the Agent and satisfaction of the following conditions:

            (a) Resolutions. Copies of the resolutions of the Board of Directors of the Borrowers authorizing the execution, delivery and performance of this Third Amendment, the Booth Creek Acquisition Agreement, the Pico Acquisition Agreement and the other Lender Agreements executed in connection herewith to which any Borrower is a party, certified by the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of each Borrower (which certificate shall state that such resolutions are in full force and effect).

            (b) Officers' Certificate. A certificate of the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of each Borrower certifying (i) the name and signatures of the officers of such Borrower authorized to sign this Third Amendment, the Booth Creek Acquisition Agreement, the Pico Acquisition Agreement and the other Lender Agreements executed in connection herewith to which any Borrower is a party and (ii) as to no change in the charter documents or By-laws of the Borrowers previously certified to the Agent.

            (c) Booth Creek Sale Proceeds. Evidence of the receipt by American Ski of $17,500,000 in consideration of the sale of assets of Cranmore and Waterville Valley in the form described in the Booth Creek Acquisition Agreement.

            (d) Booth Creek Note. Delivery to the Agent of the Booth Creek Note, together with a separate endorsement thereof to the Agent and an acknowledgment thereof by Booth Creek Acquisition Corp.

      Section 8. Closing of Acquisition of Pico Assets. Contemporaneously with the closing of the acquisition of the Pico Assets, the Borrower shall satisfy the following conditions:

            (a) Upland Water Shares. Delivery to the Agent of 2001 shares of the issued and outstanding capital stock of Upland Water, together with stock powers executed in blank.

            (b) Alpine Pipeline Shares. Delivery to the Agent of 61 the issued and outstanding capital stock of Alpine Pipeline, together with stock powers executed in blank.

            (c) Recording of Mortgages, Financing Statements, Etc. All actions necessary or appropriate to perfect the Agent's liens and security interests in the Pico Assets shall have been fully performed including without limitation:

                  (i) the due and proper recording and filing of the Pico Mortgage and a Collateral Assignment of Leases and Rents executed by Pico in favor of the Agent;

                  (ii) Uniform Commercial Code financing statements necessary to perfect the security interests of the Agent in the Pico Assets; and

                  (iii) the receipt by the Agent of a commitment from Lawyer's
                        Title Insurance Corporation to issue an ALTA standard form title insurance policy insuring the first priority of the Pico Mortgage, subject only to Permitted Liens, covering all of the Pico Assets, such policy to be in form and substance satisfactory to the Agent, including without limitation, such endorsements and affirmative insurance as the Agent shall require with the standard tenant's and mechanic's liens exceptions deleted and with such portions of the survey coverage deleted as the Agent may require, and the receipt by the Agent shall also have received proof of full payment of all fees and premiums for said policies and copies of all documents listed as exceptions on Schedule B to each such policy.

                  (iv) Pico shall have executed and delivered to the Agent a Collateral Assignment of Licenses, Contracts and Permits assigning all rights in contracts, licenses and permits used in connection with the Pico Assets in form and substance satisfactory to the Agent.

            (d) Insurance. The Agent shall have received (i) certificates of insurance as to the liability hazard and other insurance maintained by Pico on the Pico Assets in conformity with the insurance requirements contained in the Security Agreements (including flood insurance if necessary) from the insurer or an independent insurance broker dated as of the date hereof, identifying insurers, types of insurance, insurance limits, and policy terms all in accordance with the provisions of the Security Agreements; (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and
      (iii) such further information and certificates from the Borrowers, their insurers and insurance brokers as the Agent may request.

            (e) Surveys. Pico shall have provided the Agent with site plans or other maps acceptable to the Agent showing the real property subject to the Pico Mortgage, the dimensions and the area thereof, together with a licensed surveyor's or civil engineer's certificate in a form acceptable to the Agent, certifying that all existing improvements necessary for the operation of the Pico Assets as presently operated in all material respects (the "Pico Material Improvements"), including without limitation all utilities, sewer and water systems, snowmaking equipment (including necessary water delivery systems), lodges, ski-lifts, parking areas, driveways and any other material improvements are located within the boundaries of the real property owned by Pico. Pico shall provide the Agent with a list of Pico Material Improvements acceptable to Agent together with a certificate of the Borrowers in form acceptable to the Agent certifying that the Pico Material Improvements constitute all of the improvements necessary to fully operate the Pico Assets as currently operated and as contemplated to be operated during the 1996-97 ski season. The certificate shall also indicate those portions of the Pico Assets, if any, falling within a federally designated flood hazard area; if any portion falls within such area, flood hazard insurance will be required by federal regulations.

            (f) Compliance with Zoning and Other Laws. Prior to the effectiveness of this First Amendment, the Borrowers shall submit opinions of counsel or other evidence in form and substance satisfactory to the Agent's counsel that the Pico Assets, all existing and proposed improvements thereon and the use or proposed use thereof, are in compliance in all material respects with all zoning laws, building codes, environmental laws and other laws and regulations applicable to the Pico Assets and the use and proposed use thereof, and that all licenses, permits and certificates of occupancy or building permits have been issued to permit the lawful use or improvement of the Pico Assets as contemplated by the Borrowers.

            (g) Environmental Assessments. The Agent shall have received site assessment reports concerning the Pico Assets, dated as of a recent date, from environmental engineers acceptable to the Agent, such reports to be in form and substance satisfactory to the Agent.

            (h) Permit Assurances. The Agent shall have received evidence satisfactory to the Agent that all activities being conducted on the Pico Assets which require federal, state or local licenses or permits have been duly licensed except where the absence of any such license would not have a Material Adverse Effect and that such licenses or permits are in full force and effect and have been assigned to the Agent pursuant to the Security Agreements.

            (i) Leases/Service Contracts. The Agent shall have received copies of all material service contracts and leases affecting any portion of the Pico Assets.

            (j) Flood Insurance. The Agent shall have received evidence of flood hazard insurance for the Mortgaged Properties as required pursuant to the Credit Agreement and federal regulations.

            (k) Opinion of Counsel. The Borrowers shall have delivered to the Agent (i) an opinion of general counsel to the Borrowers and (ii) an opinion of Reiberg, Kenlan, Schwiebert, Hall & Facey, P.C., all in form and substance satisfactory to the Agent.

      Section 9. Confirmation of Representations and Warranties; No Default. The Borrowers hereby confirm to the Agent and the Lenders the representations and warranties of the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Credit Agreement.

      Section 10. Environmental Action Plan. The Environmental Action Plan included with the Credit Agreement as Exhibit 8.16 is amended by addition of the Pico Environmental Action Plan attached hereto.

      Section 11. Miscellaneous. The Borrowers agree, jointly and severally, to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this First Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This First Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this First Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                             AMERICAN SKIING COMPANY


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUNDAY RIVER SKIWAY CORPORATION


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUNDAY RIVER LTD.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             PERFECT TURN, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUNDAY RIVER TRANSPORTATION INC.
                             LBO HOLDING, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             CRANMORE, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUGARBUSH RESORT HOLDINGS INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUGARBUSH LEASING COMPANY


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUGARBUSH RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             MOUNTAIN WASTEWATER TREATMENT,
                             INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             S-K-I LTD.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             KILLINGTON, LTD.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             MOUNT SNOW LTD.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             WATERVILLE VALLEY SKI AREA LTD.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             PICO SKI AREA MANAGEMENT COMPANY


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             RESORTS SOFTWARE SERVICES, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             KILLINGTON RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             RESORT TECHNOLOGIES, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             DOVER RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             DEERFIELD OPERATING COMPANY


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUGARLOAF MOUNTAIN CORPORATION


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             MOUNTAINSIDE


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             SUGARTECH


                             By: /s/ [Illegible]
                                 ------------------------------------
                              Senior Vice President/Chief Administrative Officer

                             FLEET NATIONAL BANK


                             By: /s/ David B. Henderson
                                 ------------------------------------
                                 Name:  David B. Henderson
                                 Title: Vice President

                             THE FIRST NATIONAL BANK OF BOSTON


                             By: /s/ [Illegible]
                                 ------------------------------------
                                 Name:
                                 Title: Vice President

                             KEYBANK OF MAINE


                             By: /s/ Jane Roundy
                                 ------------------------------------
                                 Name: Jane Roundy
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK, AS AGENT


                             By: /s/ David B. Henderson
                                 ------------------------------------
                                 Name:  David B. Henderson
                                 Title: Vice President